Proprietary business information of ADM. Exhibit 99.1 Third Quarter 2024 Earnings Conference Call December 3, 2024 Proprietary business information of ADM.

Proprietary business information of ADM. 2 Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within These forward-looking statements are not guarantees of future the meaning of the Private Securities Litigation Reform Act of performance and involve risks, assumptions and uncertainties, 1995 that involve substantial risks and uncertainties. All including, without limitation, those that are described in the statements, other than statements of historical fact included in Company's most recent Annual Report on Form 10-K/A and in other this presentation, are forward-looking statements. You can documents that the Company files or furnishes with the Securities identify forward-looking statements by the fact that they do not and Exchange Commission. Should one or more of these risks or relate strictly to historical or current facts. uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated These statements may include words such as “anticipate,” or anticipated by such forward-looking statements. “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “outlook,” “will,” “should,” “can have,” “likely,” “forecasted”, Accordingly, you are cautioned not to place undue reliance on these “target” and other words and terms of similar meaning in forward-looking statements, which speak only as of the date they connection with any discussion of the timing or nature of future are made. Except to the extent required by law, ADM does not operating or financial performance or other events. All forward- undertake, and expressly disclaims, any duty or obligation to update looking statements are subject to significant risks, uncertainties publicly any forward-looking statement after the date of this and changes in circumstances that could cause actual results and announcement, whether as a result of new information, future outcomes to differ materially from the forward-looking events, changes in assumptions or otherwise. statements.

3

Proprietary business information of ADM.

Non-GAAP Financial Measures

The Company uses certain "Non-GAAP" financial measures as defined by the Securities and Exchange Commission. These are measures of performance not defined by accounting principles generally accepted in the United States, and should be considered in addition to, not in lieu of, GAAP reported measures. Reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this presentation.

1. **Adjusted net earnings and Adjusted earnings per share (EPS):** Adjusted net earnings reflects ADM's reported net earnings after removal of the effect on net earnings of specified items as more fully described in the reconciliation tables. Adjusted EPS reflects ADM's fully diluted EPS after removal of the effect on EPS as reported of specified items as more fully described in the reconciliation tables. Management believes that Adjusted net earnings and Adjusted EPS are useful measures of ADM's performance because they provide investors additional information about ADM's operations allowing better evaluation of underlying business performance and better period-to-period comparability. These non-GAAP financial measures are not intended to replace or be alternatives to net earnings and EPS as reported, the most directly comparable GAAP financial measures, or any other measures of operating results under GAAP. Earnings amounts described above have been divided by the company's diluted shares outstanding for each respective period in order to arrive at an adjusted EPS amount for each specified item.

2. **Total segment operating profit:** Total segment operating profit is ADM's consolidated earnings before income taxes excluding Other Business, corporate items and specified items. Management believes that total segment operating profit is a useful measure because it provides investors information about ADM's reportable segment performance. Total segment operating profit is not a measure of consolidated operating results under U.S. GAAP and should not be considered an alternative to earnings before income taxes, the most directly comparable GAAP financial measure, or any other measure of consolidated operating results under U.S. GAAP.

3. **Adjusted Return on Invested Capital (ROIC):** Adjusted ROIC is Adjusted ROIC earnings divided by adjusted invested capital. Adjusted ROIC earnings is ADM's net earnings adjusted for the after-tax effects of interest expense on borrowings and specified items. Adjusted invested capital is the sum of ADM's equity (excluding redeemable and non-redeemable noncontrolling interests) and interest-bearing liabilities (which totals invested capital), adjusted for specified items. Management believes Adjusted ROIC is a useful financial measure because it provides investors information about ADM's returns excluding the impacts of specified items and increases period-to-period comparability of underlying business performance. Management uses Adjusted ROIC to measure ADM's performance by comparing Adjusted ROIC to its weighted average cost of capital (WACC). Adjusted ROIC, Adjusted ROIC earnings and Adjusted invested capital are non-GAAP financial measures and are not intended to replace or be alternatives to GAAP financial measures.

4. **Average ROIC**: Average ROIC is ADM's trailing 4-quarter net earnings adjusted for the after-tax effects of interest expense on borrowings, and changes in the LIFO reserve divided by the sum of ADM's equity (excluding non-controlling interests) and interest-bearing liabilities adjusted for the after-tax effect of the LIFO reserve. Management uses average ROIC for investors as additional information about ADM's returns. Average ROIC is a non-GAAP financial measure and is not intended to replace or be an alternative to GAAP financial measures.

5. **Net Debt and Adjusted Net Debt:** Net debt is ADM's total short-term debt, long-term debt, and current maturities of long-term debt, less the sum of cash, cash equivalents, and short-term marketable securities. Adjusted Net Debt is ADM's Net Debt, adjusted for a portion of readily marketable inventories and accounts receivable transferred against the securitization facility. Management believes Adjusted Net Debt to be a useful metric in the evaluation of the Company's overall leverage position.

6. **Adjusted Economic Value Added:** Adjusted economic value added is ADM's trailing 4-quarter economic value added for specified items. The Company calculates economic value added by comparing ADM's trailing 4-quarter adjusted returns to its annual WACC multiplied by adjusted invested capital. Adjusted economic value added is a non-GAAP financial measure and is not intended to replace or be an alternative to GAAP financial measure.

7. **Adjusted EBITDA:** Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, and amortization, adjusted for specified items. The Company calculates adjusted EBITDA by removing the impact of specified items and adding back the amounts of income taxes, interest expense on borrowings and depreciation and amortization to net earnings. Management believes that adjusted EBITDA is a useful measure of the Company's performance because it provides investors additional information about the Company's operations allowing better evaluation of underlying business performance and better period-to-period comparability. Adjusted EBITDA is a non-GAAP financial measure and is not intended to replace or be an alternative to net earnings, the most directly comparable GAAP financial measure.

8. **Cash Flow From Operations Before Working Capital:** Cash flow from operations before working capital is defined as cash flow from operating activities excluding the changes in operating assets and liabilities as presented in the Company's consolidated statement of cash flows. Management believes that cash flow from operations before working capital is a useful measure of the Company's cash generation. Cash flow from operations before working capital is a non-GAAP financial measure and is not intended to replace or be an alternative to cash from operating activities, the most directly comparable GAAP financial measure.

9. **Forecasted GAAP Earnings Reconciliation:** ADM is not presenting forecasted GAAP earnings per diluted share, forecasted net earnings or forecasted total debt, or a quantitative reconciliation of those metrics to forecasted adjusted earnings per diluted share, forecasted adjusted EBITDA or forecasted net debt, respectively, in reliance on the unreasonable efforts exemption provided under Item 10(e)(1)(i)(B) of Regulation S-K. ADM is unable to predict with reasonable certainty and without unreasonable effort the impact of any impairment and timing of restructuring-related and other charges, along with acquisition-related expenses and the outcome of certain regulatory, legal and tax matters, as well as other potential reconciling items. The financial impact of these items is uncertain and is dependent on various factors, including timing, and could be material to our Consolidated Statements of Earnings and Consolidated Balance Sheet

Proprietary business information of ADM. 4 Financial Highlights Q3 and YTD 2024 (Unless Otherwise Stated) Q3 2024 Q3 2024 TRAILING 4-QUARTER 1,2 1,3 1 Adjusted Earnings Per Share Total Segment Operating Profit Average Adjusted ROIC $1.0B 8.8% $1.09 Down 28% relative to prior year ROIC lower due to lower segment Down 33% relative to prior year operating profit YTD 2024 YTD 2024 Adjusted YTD 2024 Cash Flow From Operations Before 1,2 1,3 Earnings Per Share 1,4 Total Segment Operating Profit Working Capital $3.61 $2.3B $3.2B Down 36% relative to prior year Cash generation 39% lower due to lower Down 32% relative to prior year operating profit 1. Non-GAAP measures - see notes on page 3 2. See earnings per share, the most directly comparable GAAP measure, on page 21 3. See earning before income taxes on page 17 4. Cash from operations before working capital is cash from operating activities of $2.4 billion less the changes in working capital of $0.1 billion

Proprietary business information of ADM. 5 Accelerating actions on our value creation priorities Expanding productivity agenda in the face of a weaker market outlook and slower recovery in Nutrition • Continuing capital discipline • Advancing strategic initiatives • Strengthening operational leadership • Enhancing returns through share • Selectively increasing capacity • Driving simplification & optimization repurchase and dividends • Enabling Drive for Execution Excellence • Expanding opportunity pipeline & wins • Expanding productivity agenda to • Driving demand generation and • Optimizing portfolio to release cash double expected cost savings supply chain improvements and improve ROIC • Improving operational performance • Right sizing production to meet • Prioritizing capital expenditure to in key North America facilities dynamic demand environment focus on high return projects

6

Summary Segment Performance

YTD 2024 versus Comparable Prior Year Period

(in millions of dollars)

AS&O Segment Operating Profit


(42)%
$3,113
$1,803
YTD 2023
YTD 2024

Ag Services: Down ($493) million on lower South American origination margins and volumes; Industry take or pay contracts

Crushing: Down ($269) million on lower global crush margins partially offset by improved volumes; Negative mark-to-market timing impacts

RPO: Down ($595) million due to negative impacts from increased pre-treatment capacity and imports of UCO; Negative mark-to-market timing impacts

Carb. Solutions Segment Operating Profit


(1)%
$1,066
$1,057
YTD 2023
YTD 2024

Starches & Sweeteners: Up $22 million on higher volumes and improved manufacturing costs; Lower margins in EMEA and ethanol

VCP: Down ($31) million on lower margins; Strong export demand for ethanol

Nutrition Segment Operating Profit


(32)%
$437
$298
YTD 2023
YTD 2024

Revenue: Up 2%; excl. M&A down (3)%; HN flat excl. M&A as strong volumes, price, and mix in Flavors and H&W were offset by Specialty Ingredients related to downtime at Decatur East; AN down due to FX headwinds, lower price/mix, and lower volumes in Pet Solutions

Human Nutrition Operating Profit: Down ($176) million due to headwinds from unplanned downtime at Decatur East ; Improved Flavors performance offset by higher costs, in-part by M&A volumes

Animal Nutrition Operating Profit: Up $37 million on improved cost position supported improved margins

Proprietary business information of ADM.

ADM

Proprietary business information of ADM. 7 Cash Flow from Operations and Cash Deployment YTD 2024 versus YTD 2023 Solid cash position despite lower operating profit year-over-year 1 Cash Flow from Operations before Working Capital Cash flow from operations before working $3.8B capital down 39% YTD, due to lower operating profit Solid cash position and leverage ratio (Adjusted Net Debt / Adjusted EBITDA) of 2 1.9x $2.3B $1.1 billion in capital expenditures year-to- date Returned $3.1 billion of excess cash to shareholders through dividends and share repurchases YTD 2023 YTD 2024 1. Cash from operations before working capital is cash from operating activities of $2.4 billion less the changes in working capital of $0.1 billion in YTD 2024 Cash from operations before working capital is cash from operating activities of $1.9 billion plus the changes in working capital of $1.9 billion in YTD 2023 2. Non-GAAP measures - see notes on page 3 and calculation on page 25

Proprietary business information of ADM. 8 Consolidated Outlook Prior Revised FY 2023 FY 2024 FY 2024 YTD 2024 Metric Actual Guidance Guidance Actual 1,3 4 4 Adjusted EPS $6.98 $5.25 – $6.25 $4.50 – $5.00 $3.61 Corporate Costs* $1.6 billion ~$1.8 billion $1.7 – $1.8 billion $1.3 billion Corporate Net Interest Expense $431 million ~$525 million $475 – $525 million $351 million Capital Expenditures $1.5 billion ~$1.4 billion ~$1.5 billion $1.1 billion Depreciation & Amortization $1.1 billion ~$1.2 billion Unchanged $854 million Effective Tax Rate 19.3% 18% – 21% 20% – 22% 23.3% 542 ~495 497 Diluted Weighted Avg. Shares Outstanding Unchanged million shares million shares million shares 1,2,4 Adjusted Net Debt / Adjusted EBITDA 0.9x 1.5x – 2.0x Unchanged 1.9x *includes corporate net interest expense 1. Non-GAAP measures - see notes on page 3 2. Non-GAAP measure - see calculation on page 25 3. See earnings per share, the most directly comparable GAAP measure, on page 21 4. Forward-looking Non-GAAP financial measure; see note 9 on page 3

Proprietary business information of ADM. 9 Key Priorities to Drive Improvement and Enhance Return Improving Maintaining focus and execution capital discipline through stage- gated investments Procurement cost Remediating material Portfolio and network Digital transformation optimization strategy, including 1ADM weakness optimization Maintaining strong Capex and working capital Functional excellence Driving operational cash generation effectiveness improvement

10 Appendix

Proprietary business information of ADM. 1,2 11 Adjusted Earnings Per Share Q3 2024 and YTD 2024 versus Comparable Prior Year Periods Earnings declined primarily due to lower margins and price, partially offset by improved volumes Margins/ price: Lower in AS&O and Carb Sol in Q3; lower in AS&O YTD. Includes negative timing of $(0.32) in Q3 and $(0.71) YTD. Volumes: Higher volumes in AS&O and Carb Sol Costs: Up due to higher manufacturing and SG&A costs in 3Q; higher manufacturing costs in Nutrition and AS&O, partially offset by lower costs in Carb Sol YTD Corp/ Other BU: Higher costs due to legal fees, IT costs, and financing costs Other: Share repurchase benefit of $0.12 in Q3; share repurchase benefit of $0.32 YTD 1. Non-GAAP measure – see notes on page 3. 2. See earnings per share, the most directly comparable GAAP measure, on page 21

12

Ag Services & Oilseeds Segment Performance

Segment Operating Profit

(in millions of dollars)

Q3 2024

	Q3 2023	Ag Services	Crushing	RPO	Wilmar	Q3 2024	Δ%
Quarter	$ 848	$(119)	$(63)	$(213)	$27	$480	(43)%
		(-) SA origination margins (-) Global trade margins (+) Global trade and NA origination volumes	(+) Global soy crush margins (-) Canola crush margins (-) Manufacturing costs (-) ~$100 YoY net timing impacts	(-) Refining margins (-) Biodiesel margins (-) ~$120 YoY net timing impacts			

Ag Services: Lower South American origination margins and volumes; Industry take or pay contracts; $48M of insurance proceeds in the prior year related to Hurricane Ida

Crushing: ~$15 per ton increase in executed soy crush margins more than offset by lower canola crush margins and higher manufacturing costs; Insurance proceeds of $24M for partial settlement of insurance claims at Decatur East and West

RPO: Increased pre-treatment capacity and imports of UCO negatively impacted RPO: negative timing impacts

YTD 2024

	YTD 2023	Ag Services	Crushing	RPO	Wilmar	YTD 2024	Δ%
YTD	$ 3,113	$(493)	$(269)	$(595)	$47	$1,803	(42)%
		(-) SA origination margins (-) Commodity Trading (-) Global trade margins (+) Global trade and NA origination volumes	(-) Global crush margins (+) Volumes (-) Manufacturing costs (-) ~$120 YoY net timing impacts	(-) Refining margins (-) Biodiesel margins (-) ~$360 YoY net timing impacts			

Ag Services: Lower South American origination margins and volumes; Industry take or pay contracts

Crushing: Lower global crush margins partially offset by improved volumes; Negative timing impacts

RPO: Increased pre-treatment capacity and imports of UCO negatively impacted RPO; negative timing impacts

Note: 2023 Ag Services & Oilseeds segment operating profits has been restated to reflect error corrections with no change to Total Segment Operating Profit. See Note 13, Segment Information of the Company's consolidated financial statements included in the Quarterly Report on Form 10-Q for the quarter ended September 30, 2024.

Proprietary business information of ADM.

ADM

Proprietary business information of ADM. 13 Carbohydrate Solutions Segment Performance Segment Operating Profit (in millions of dollars) Q3 2023 S&S VCP Q3 2024Δ% S&S: Lower co-product, ethanol, and EMEA region margins; Quarter $ 468 $52 $(68) $452 (3)% Higher volumes and margins in NA starches & sweeteners; Higher utilization rates across our network drove lower manufacturing costs; Insurance proceeds of $47M for the partial settlement of insurance claims at Decatur West (-) Co-product margins (+) Volumes (-) Ethanol margins (+) NA S&S margins (+) Insurance proceeds VPC: Higher ethanol industry production and inventories YTD YTD 2023 S&S VCP 2024Δ% YTD $ 1,066 $22 $(31) $1,057 (1)% S&S: Lower margins in EMEA and ethanol; Higher volumes and improved manufacturing costs in S&S (-) EMEA margins (+) Volumes (-) Export ethanol margins (-) Domestic ethanol margins (+) Export ethanol volumes (+) Manufacturing costs VCP: Strong export demand for ethanol Note: 2023 Carbohydrate Solutions segment operating profits has been restated to reflect error corrections with no change to Total Segment Operating Profit. See Note 13, Segment Information of the Company’s consolidated financial statements included in the Quarterly Report on Form 10-Q for the quarter ended September 30, 2024. YTDY Q3 TD 20 224 024 Q3 2024

14

Nutrition Segment Performance

Revenue & Segment Operating Profit

(in millions of dollars)

Q3 2024

	Q3 2023	Human Nutrition	Animal Nutrition	Q3 2024	Δ%
Revenue	$ 1,784	$104	$(57)	$1,831	3%
Operating Profit	$130	$(32)	$7	$105	(19)%
		(+) Margins (-) Mfg costs (+) Insurance proceeds (-) Non-recurring benefits (+) volumes	(+) Margins		

Revenue: Up 3%. Excluding M&A, down (2)%; Strong volumes and favorable price/mix in Flavors and H&W were offset by negative impacts related to unplanned downtime at Decatur East, FX headwinds in Brazil and lower price/mix in Animal Nutrition

Human Nutrition Operating Profit: Flavors operating profit supported by M&A contributions; Inefficiencies due to unplanned downtime at Decatur east partially offset by insurance proceeds of $25M; Lapping positive non-recurring items in H&W

Animal Nutrition Operating Profit: Cost optimization actions and lower commodity prices supported higher margins

YTD 2024

	YTD 2023	Human Nutrition	Animal Nutrition	YTD 2024	Δ%
Revenue	$5,490	$227	$(142)	$5,575	2%
Operating Profit	$437	$(176)	$37	$298	(32)%
		(+) Margins (-) Mfg costs (+) Insurance proceeds (-) Non-recurring benefits (+) volumes	(+) Margins		

Revenue: Up 2%. Excluding M&A, down (3)%; HN flat ex. M&A as strong volumes, price, and mix in Flavors and H&W were offset by Specialty Ingredients related to downtime at Decatur East; AN down due to FX headwinds, lower price/mix, and lower volumes in Pet Solutions

Human Nutrition Operating Profit: Headwinds from unplanned downtime at Decatur East; Improved Flavors performance offset by higher costs, in-part by M&A volumes

Animal Nutrition Operating Profit: Improved cost position supported improved margins

Note: 2023 Nutrition segment operating profits has been restated to reflect error corrections with no change to Total Segment Operating Profit. See Note 13, Segment Information of the Company's consolidated financial statements included in the Quarterly Report on Form 10-Q for the quarter ended September 30, 2024.

Proprietary business information of ADM.

ADM

Proprietary business information of ADM. 15 Other Business Results and Corporate Q3 2024 and YTD 2024 versus Comparable Prior Year Periods (in millions of dollars) 2023 Other Business Operating Profit 2024Δ% Q3 2024 $46 $(63) $(17) N/A YTD 2024 $229 $(29) $200 (13)% Other Business Operating Profit: Lower captive insurance results due to $112M payout of insurance claims, with $96M related to partial settlements of the Decatur East and West claims (-) Payout of insurance claims 2023 Corporate and Other Costs 2024Δ% Q3 2024 $390 $19 $409 5% YTD 2024 $1,105 $149 $1,254 13% Corporate and Other Costs: Higher interest expense related to increased financing costs of $14M, increased unallocated cost related to 1ADM to support digital transformation and (+) Higher interest expense higher legal fees of $28M, partially offset by lower incentive compensation (+) Costs related to 1ADM (+) Higher legal fees (-) Lower incentive comp Corporate and Other Costs Other Business Operating Profit

16

Segment Operating Profit Outlook
Q4 2024 and FY 2024

Segment	Q4 2024	Prior FY 2024	Revised FY 2024	Fourth Quarter Planning Assumptions
AS&O	Expect to be lower versus prior year	Expect to be significantly lower versus prior year	Unchanged	• Strong crop supplies in North America • Expect global soybean crush margins to be ~$55/metric ton • High-single digit processed volume improvement, led by Spiritwood • Expect significantly lower biodiesel and refining margins, including reversal of positive prior year timing impacts • Transition to producer tax credit driving uncertainty • Expect insurance proceeds related to Decatur East and West of ~$50M
Carbohydrate Solutions	Expect to be in-line prior year	Expect to be slightly lower versus prior year	Expect to be in-line versus prior year	• Strong volumes and lower energy costs to support margin expansion in starches and sweeteners • Expect lower wheat milling and EMEA S&S margins • Robust export opportunities in ethanol, but lower domestic margins • Expect insurance proceeds related to Decatur East and West of ~$35M
Nutrition	Expect to be higher versus prior year	Expect to be higher versus prior year	Expect to be lower versus prior year	• Expect low-single digit revenue growth, driven by M&A contributions, low-single digit decline excluding M&A • Continued headwinds in Specialty Ingredients business • Resumption of Decatur East operations expected in Q1 2025 • Expect insurance proceeds related to Decatur East of ~$50M

Proprietary business information of ADM.

Total Segment Operating Profit Reconciliation and Corporate Results

17

Proprietary business information of ADM.

(Amounts in millions)	Quarter Ended Sep. 30 2024	Quarter Ended Sep. 30 2023	Quarter Ended Sep. 30 Change	Nine Months Ended Sep. 30 2024	Nine Months Ended Sep. 30 2023	Nine Months Ended Sep. 30 Change
Earnings before income taxes	108	1,031	(923)	1,588	3,560	(1,972)
Other Business (earnings) loss	17	(46)	63	(200)	(229)	29
Corporate	409	390	19	1,254	1,105	149
Specified items:						
(Gain) loss on sales of assets	(1)	2	(3)	(1)	(10)	9
Impairment, restructuring and contingency provisions	504	69	435	517	190	327
Total Segment Operating Profit[1]	**$ 1,037**	**$ 1,446**	**$ (409)**	**$ 3,158**	**$ 4,616**	**$ (1,458)**
Segment Operating Profit:						
Ag Services and Oilseeds	**$ 480**	**$ 848**	**$ (368)**	**$ 1,803**	**$ 3,113**	**$ (1,310)**
Ag Services	107	226	(119)	461	954	(493)
Crushing	187	250	(63)	632	901	(269)
Refined Products and Other	124	337	(213)	431	1,026	(595)
Wilmar	62	35	27	279	232	47
Carbohydrate Solutions	**$ 452**	**$ 468**	**$ (16)**	**$ 1,057**	**$ 1,066**	**$ (9)**
Starches and Sweeteners	455	403	52	1,039	1,017	22
Vantage Corn Processors	(3)	65	(68)	18	49	(31)
Nutrition	**$ 105**	**$ 130**	**$ (25)**	**$ 298**	**$ 437**	**$ (139)**
Human Nutrition	86	118	(32)	265	441	(176)
Animal Nutrition	19	12	7	33	(4)	37
Corporate Results	**$ (409)**	**$ (390)**	**$ (19)**	**$ (1,254)**	**$ (1,105)**	**$ (149)**
Interest expense – net	(113)	(98)	(15)	(351)	(326)	(25)
Unallocated corporate costs	(306)	(298)	(8)	(903)	(808)	(95)
Other	10	11	(1)	16	34	(18)
Specified items:						
Gain (loss) on debt conversion option	—	—	—	—	6	(6)
Expenses related to acquisitions	—	(3)	3	(4)	(6)	2
Impairment, restructuring, and settlement charges	—	(2)	2	(12)	(5)	(7)

Explanatory note: *The Company is revising its reconciliation and calculation of total segment operating profit. The revised reconciliation is presented in Note 13. Segment Information of the Company's consolidated financial statements included in the Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, which presents a subtotal for total segment operating profit that is equal to the sum of the segment operating profit reported for each of the Ag Services and Oilseeds, Carbohydrate Solutions and Nutrition segments. Amounts for Other business and specified items, which previously were reflected in the calculation of total segment operating profit, are now reflected as reconciling items, similar to Corporate, between total segment operating profit and earnings before income taxes.*

1. Non-GAAP measure - see notes on page 3

ADM

Proprietary business information of ADM. 18 Balance Sheet Highlights September 30 (Amounts in millions) 2024 2023 (1) Cash $ 784 $ 1,498 Net property, plant, and equipment 10,828 10,218 (2) Operating working capital 9,297 11,036 - Total inventories 10,746 11,224 Total debt 10,051 8,341 - CP outstanding 1,520 10 Shareholders’ equity 21,984 25,265 Memos: Available credit capacity September 30 - CP $3.5 bil $5.0 bil - Other $5.2 bil $6.7 bil Readily marketable inventory $6.1 bil $6.0 bil 1. Cash includes cash and cash equivalents and short-term marketable securities 2. Current assets (excluding cash and cash equivalents and short-term marketable securities) less current liabilities (excluding short-term debt and current maturities of long-term debt).

Proprietary business information of ADM. 19 Cash Flow Highlights Nine Months Ended September 30 (Amounts in millions) 2024 2023 (1) Cash from operations before working capital changes $ 2,341 $ 3,804 Changes in working capital 127 (1,913) Purchases of property, plant, and equipment (1,071) (1,055) Net assets of businesses acquired (936) (11) Sub-total 461 825 Other investing activities 5 5 Debt increase/(decrease) 1,627 (842) (744) Dividends (738) Stock buyback (2,327) (1,118) (15) (124) Other $ (993) $ (1,992) Increase (decrease) in cash, cash equivalents, restricted cash, and restricted cash equivalents 1. Non-GAAP measure - see notes on page 3

Proprietary business information of ADM. 20 GAAP Statement of Earnings Summary Quarter ended September 30 Nine Months Ended September 30 (Amounts in millions except per share data) 2024 2023 Change 2024 2023 Change Revenues $ 19,937 $ 21,695 $ (1,758) $ 64,032 $ 70,957 $ (6,925) 1,365 1,810 (445) Gross profit 4,420 5,773 (1,353) 905 815 90 Selling, general and administrative expenses 2,763 2,537 226 507 79 428 Asset impairment, exit, and restructuring charges 532 146 386 (134) (83) (51) Equity in (earnings) losses of unconsolidated affiliates (498) (408) (90) (137) (152) 15 Interest and investment income (400) (428) 28 174 155 19 Interest expense 527 482 45 (58) (35) (23) Other (income) expense – net (92) (116) 24 108 1,031 (923) Earnings before income taxes 1,588 3,560 (1,972) 90 207 Income tax expense (benefit) (117) 370 636 (266) 18 824 (806) Net earnings including noncontrolling interests 1,218 2,924 (1,706) — 3 (3) Less: Net earnings (losses) attributable to noncontrolling interests (15) 6 (21) $ 18 $ 821 $ (803) Net earnings attributable to ADM $ 1,233 $ 2,918 $ (1,685) $ 0.04 $ 1.52 $ (1.48) $ 2.48 $ 5.35 $ (2.87) Earnings per share (fully diluted)

Proprietary business information of ADM. 21 Reconciliation of Adjusted Net Earnings and Adjusted Earnings Per Share (EPS) Year ended December 31 Quarter ended September 30 Nine Months Ended September 30 2023 2023 2024 2024 2023 In millions Per share In millions Per share In millions Per share In millions Per share In millions Per share $ 3,483 $ 6.43 $ 18 $ 0.04 $ 821 $ 1.52 $ 1,233 $ 2.48 $ 2,918 $ 5.35 Net earnings and EPS (fully diluted) as reported Adjustments — 2 — — (7) (0.02) (Gain) loss on sales of assets (12) (0.03) (1) (1) 500 1.03 54 523 1.06 152 Impairment, restructuring and contingency provisions 310 0.57 0.10 0.28 — — — — — — (6) (0.01) Gain on debt conversion option (6) (0.01) — — 3 0.01 3 0.01 5 0.01 Expenses related to acquisitions 6 0.01 13 — — 30 3 0.01 Tax adjustment 4 0.01 0.02 0.06 $ 3,785 $ 6.98 $ 530 $ 1.09 $ 880 $ 1.63 $ 1,788 $ 3.61 $ 3,065 $ 5.62 (1) Adjusted net earnings and adjusted EPS (non-GAAP) 1. Non-GAAP measure - see notes on page 3

Proprietary business information of ADM. 22 Q3 ROIC versus WACC CY24 (1)(2) Trailing 4Q Average Adjusted ROIC 8.8 % LT ROIC Objective: 10% Annual WACC 8.0 % Trailing 4Q Average Adjusted EVA $0.3B Long-Term WACC 7.0% (1)(3) Trailing 4Q Average ROIC 6.6% 1. Non-GAAP measure - see notes on page 3 2. Adjusted for LIFO and specified items – see notes on page 3 3. Adjusted for LIFO – see notes on page 3

23

Reconciliation of Adjusted ROIC Earnings and Adjusted ROIC

ROIC Earnings

(Amounts in millions)

	Quarter Ended Dec. 31, 2023	Quarter Ended Mar. 31, 2024	Quarter Ended Jun. 30, 2024	Quarter Ended Sep. 30, 2024	Four Quarters Ended Sep. 30, 2024
Net earnings attributable to ADM	$ 565	$ 729	$ 486	$ 18	**$ 1,798**
Adjustments					
Interest expense	109	115	135	124	$ 483
Tax on interest	(26)	(27)	(32)	(30)	**$ (115)**
Total ROIC Earnings	648	817	589	112	**$ 2,166**
Total ROIC Earnings	648	817	589	112	**$ 2,166**
Other adjustments	155	21	22	512	**$ 710**
Total Adjusted ROIC Earnings	$ 803	$ 838	$ 611	$ 624	$ 2,876

Invested Capital

(Amounts in millions)

	Quarter Ended Dec. 31, 2023	Quarter Ended Mar. 31, 2024	Quarter Ended Jun. 30, 2024	Quarter Ended Sep. 30, 2024	Trailing Four Quarter Average
Equity[2]	$ 24,132	$ 23,219	$ 22,148	$ 21,974	**$ 22,868**
+ Interest-bearing liabilities[3]	8,370	9,995	10,576	10,051	**9,748**
Total Invested Capital	$ 32,502	$ 33,214	$ 32,724	$ 32,025	$ 32,616
Total Invested Capital	$ 32,502	$ 33,214	$ 32,724	$ 32,025	**$ 32,616**
+ Other adjustments (net of tax)	155	21	22	512	**178**
Total Adjusted Invested Capital[1]	$ 32,657	$ 33,235	$ 32,746	$ 32,537	**$ 32,794**

Return on Invested Capital	**6.6%**
Adjusted Return on Invested Capital	**8.8%**

1. Non-GAAP measure – see notes on page 3
2. Excludes noncontrolling interests
3. Includes short-term debt, current maturities of long-term debt, finance lease obligations, and long-term debt

Proprietary business information of ADM.

ADM

Proprietary business information of ADM. 24 Reconciliation of Adjusted Earnings Before Interest, Taxes, (1) Depreciation, and Amortization (EBITDA) (1) Adjusted EBITDA (Amounts in millions) Four Quarters Four Quarters Four Quarters Quarter Ended Ended Ended Ended Dec. 31, 2023 Mar. 31, 2024 Jun. 30, 2024 Sep. 30, 2024 Sep. 30, 2024 Sep. 30 , 2023 Dec. 31, 2023 Net earnings $ 565 $ 729 $ 486 $ 18 $ 1,798 $ 3,959 $ 3,483 Net earnings (losses) attributable to noncontrolling interests (23) (10) (5) — (38) (11) (17) Income tax expense 192 166 115 90 563 825 828 Interest expense 109 115 135 124 483 455 430 Depreciation and amortization 277 280 286 288 1,131 1,036 1,059 EBITDA 1,120 1,280 1,017 520 3,937 $ 6,264 5,783 (Gain) loss on sales of assets and businesses (7) — — (1) (8) (27) (17) Impairment and restructuring charges and contingency provisions 172 18 7 504 701 269 367 Railroad maintenance expense 39 — 4 28 71 54 67 Expenses related to acquisitions 1 — 4 — 5 6 7 Adjusted EBITDA $ 1,325 $ 1,298 $ 1,032 $ 1,051 $ 4,706 $ 6,566 $ 6,207 1. Non-GAAP measure – see notes on page 3

Proprietary business information of ADM. 25 (1) Reconciliation of Adjusted Net Debt to Total Debt and (1) (1) Adjusted Net Debt / Adjusted EBITDA September 30 December 31 Adjusted Net Debt (Amounts in millions) 2024 2023 2023 Short-term debt $1,733 $116 $105 Current maturities of long-term debt 725 1 1 Long-term debt 7,578 8,224 8,259 Total Debt 10,036 8,341 8,365 Cash and cash equivalents (784) (1,498) (1,368) Net Debt $9,252 $6,843 $6,997 Adjustments: Readily marketable inventories (RMI) $(6,094) $(6,044) $(6,987) X Readily Marketable Inventory Factor 40% 40% 40 % RMI Adjustment (2,438) (2,418) (2,795) Accounts receivable transferred against the securitization programs facility 2,073 1,650 1,630 Total Adjustments $(365) $(768) $(1,165) Adjusted Net Debt $8,887 $6,075 $5,832 (1,2) Trailing Four Quarters Adjusted EBITDA $4,706 $6,566 $6,207 (1) (1,2) Adjusted Net Debt / Adjusted EBITDA 1.9x 0.9x 0.9x 1. Non-GAAP measure - see notes on page 3 2. See net earnings, the most directly comparable GAAP measure, reconciliation on page 24